RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Wesco Distribution Inc (WCC 5.375% June 15, 2024 144A), Cusip 95081QAL8

3.	Underwriter from whom purchased: Goldman Sachs and Company New York

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $870,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $15,480,000

7.	Aggregate principal amount of offering: $350,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/02/2016

11.	Date offering commenced: 06/02/2016

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Yum! Brands Inc. (YUM 5.00% June 1, 2024 144A), Cusip 48250NAA3

3.	Underwriter from whom purchased: Goldman Sachs and Company New York

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $820,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $41,835,000

7.	Aggregate principal amount of offering: $1,050,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/02/2016

11.	Date offering commenced: 06/02/2016

12.	Commission, spread or profit: 0.88%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Yum! Brands Inc. (YUM 5.25% June 1, 2026 144A), Cusip 48250NAB1

3.	Underwriter from whom purchased: Goldman Sachs and Company New York

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $820,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $41,835,000

7.	Aggregate principal amount of offering: $1,050,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/02/2016

11.	Date offering commenced: 06/02/2016

12.	Commission, spread or profit: 0.88%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Six Flags Entertainment Corporation (SIX 4.875% July 31, 2024 144A), Cusip 83001AAB8

3.	Underwriter from whom purchased: Wells Fargo Advisors LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $435,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $24,805,000

7.	Aggregate principal amount of offering: $300,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/07/2016

11.	Date offering commenced: 06/07/2016

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Diamond 1 Finance Corp and Diamond 2 Finance Corp (DELL 5.875% June 15, 2021 144A), Cusip 25272KAU7

3.	Underwriter from whom purchased: Credit Suisse Securities (USA) LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $565,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $35,395,0000

7.	Aggregate principal amount of offering: $1,625,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/08/2016

11.	Date offering commenced: 06/08/2016

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Diamond 1 Finance Corp and Diamond 2 Finance Corp (DELL 7.125% June 15, 2024 144A), Cusip 25272KAW3

3.	Underwriter from whom purchased: Credit Suisse Securities (USA) LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $585,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $39,970,000

7.	Aggregate principal amount of offering: $1,625,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/08/2016

11.	Date offering commenced: 06/08/2016

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Sabine Pass Liquefaction (CQP 5.875% June 30, 2026 144A), Cusip 785592AP1

3.	Underwriter from whom purchased: Credit Suisse Securities (USA) LLC

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $1,075,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $48,492,000

7.	Aggregate principal amount of offering: $1,500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/08/2016

11.	Date offering commenced: 06/08/2016

12.	Commission, spread or profit: 0.67%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: JC Penney Corporation Inc (JCP 5.875% July 1, 2023 144A), Cusip 708160CB0

3.	Underwriter from whom purchased: Barclays Capital Inc

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $110,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $2,835,000

7.	Aggregate principal amount of offering: $500,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/09/2016

11.	Date offering commenced: 06/09/2016

12.	Commission, spread or profit: 1.25%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Communications Sales & Leasing Inc. (CSAL 6.00% April 15, 2023 144A), Cusip 20341WAA3

3.	Underwriter from whom purchased: Citigroup Global Markets Inc

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $327,525

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $17,805,450

7.	Aggregate principal amount of offering: $148,875,000

8.	Purchase price (net of fees and expenses): $99.25

9.	Offering price at close of first day on which any sales were made: $99.25

10.	Date of Purchase: 06/09/2016

11.	Date offering commenced: 06/09/2016

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Weatherford International Ltd (WFT 7.75% June 15, 2021), Cusip 947075AJ6

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $222,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $7,231,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/10/2016

11.	Date offering commenced: 06/10/2016

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Weatherford International Ltd (WFT 8.25% June 15, 2023), Cusip 947075AK3

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $219,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $17,029,000

7.	Aggregate principal amount of offering: $750,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/10/2016

11.	Date offering commenced: 06/10/2016

12.	Commission, spread or profit: 1.50%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: US Foods Inc (USFOOD 5.875% June 15, 2024 144A), Cusip 90290MAB7

3.	Underwriter from whom purchased: Deutsche Bank Securities

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $620,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $18,980,000

7.	Aggregate principal amount of offering: $600,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/13/2016

11.	Date offering commenced: 06/13/2016

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

	sold in an Eligible Rule 144A Offering?	X

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

	(ii) The principal amount of the offering of such class in any concurrent public offering?	X

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: L Brands, Inc. (LB 6.75% July 1, 2036), Cusip 501797AM6

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $825,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $59,195,000

7.	Aggregate principal amount of offering: $700,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/13/2016

11.	Date offering commenced: 06/13/2016

12.	Commission, spread or profit: 1.00%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: AK Steel Corporation (AKS 7.50% July 15, 2023), Cusip 001546AT7

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $1,135 000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $30,405,000

7.	Aggregate principal amount of offering: $380,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/13/2016

11.	Date offering commenced: 06/13/2016

12.	Commission, spread or profit: 1.75%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: AmeriGas Partners, L.P and AmeriGas Finance Corp. (APU 5.625% May 20, 2024), Cusip 030981AH7

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $605,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $17,090,000

7.	Aggregate principal amount of offering: $675,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/20/2016

11.	Date offering commenced: 06/20/2016

12.	Commission, spread or profit: 1.23%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016

RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: AmeriGas Partners, L.P and AmeriGas Finance Corp. (APU5.875% August 20, 2026), Cusip 030981AJ3

3.	Underwriter from whom purchased: BofA Merrill Lynch

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities LLC.

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $755,000

6.	Aggregate principal amount of purchase by all investment companies advised by the Adviser: $17,090,000

7.	Aggregate principal amount of offering: $675,000,000

8.	Purchase price (net of fees and expenses): $100.00

9.	Offering price at close of first day on which any sales were made: $100.00

10.	Date of Purchase: 06/20/2016

11.	Date offering commenced: 06/20/2016

12.	Commission, spread or profit:1.23%

13.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

	part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

part of an issue of Government Securities;

Eligible Municipal Securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR	X

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years?	X

f.	(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR	X

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR	X

(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust’s Board of Trustees?	X

All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.

I have submitted these answers and completed this form based on all available information.

Name: Anna K. Jensen

Title: Vice President, Regulatory Reporting Manager

Date: July 22, 2016